UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2026

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	Nasdaq Global Select Market
Series A Mandatorily Convertible Preferred Stock, par value $0.01 per share	“NFEGP”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure.

On October 29, 2026, New Fortress Energy Inc. (“NFE” or the “Company”) issued a press release announcing that it has agreed to lease ten mobile turbines that can generate up to 300 megawatts of power to a US-based investment-grade company. The lease is for an initial period of five years.

The turbines are expected to be delivered in stages beginning in the fourth quarter of 2026 and finalized in the first quarter of 2027. The transaction is expected to be accretive to NFE’s earnings and enhance its liquidity profile. A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

FLNG 1 Update

NFE confirmed its FLNG 1 liquefier remains on track to return to service in the fourth quarter of 2026 based on its most recent discussions with the manufacturer of the turbine.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements. ,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this communication to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements include, but are not limited to, statements related to the timeline for delivery and anticipated deployment of the Company’s mobile turbines; the Company’s expectations regarding the timing of the lease payments for the mobile turbines and their impact on the Company’s earnings and liquidity profile; and the Company’s continuing efforts and timeline for a return to service of the Fast FLNG unit.

The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including but not limited to unforeseen delays in the delivery of the mobile turbines and related lease payments; the Company’s ability to resolve the mechanical issue at the Fast FLNG unit and return it to regular operations; and other unknown and unforeseen risks related to the lease and deployment of the mobile turbines and operation of the Fast LNG unit. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this communication or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 29, 2026, issued by New Fortress Energy Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: October 29, 2026	By:	/s/ Frederick W. Hundt
	Name:	Frederick W. Hundt
	Title:	Interim Chief Financial Officer and Chief Accounting Officer